MPLX LP
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Set forth below are the MPLX LP unaudited pro forma consolidated statements of income for each of the years in the three-year period ended December 31, 2016 and the six months ended June 30, 2017 and the MPLX LP unaudited pro forma consolidated balance sheet as of June 30, 2017 (together with the notes to the unaudited pro forma consolidated financial statements, the “pro forma financial statements”). The pro forma financial statements give effect to the acquisition of: all of the membership interests of Lincoln Pipeline LLC, a Delaware limited liability company which holds a 35 percent ownership interest in Illinois Extension Pipeline Company, L.L.C. (the "SAX Interest"); all of the membership interests of MPL Louisiana Holdings LLC, a Delaware limited liability company which holds a 40.7 percent ownership interest in LOOP LLC (the "LOOP Interest"); a 58.52 percent ownership interest in a Delaware limited liability company, LOCAP LLC (the "LOCAP Interest"); and a 24.51 percent ownership interest in a Delaware corporation, Explorer Pipeline Company (the "Explorer Interest" and, together with the SAX Interest, the LOOP Interest, and the LOCAP Interest, the “Equity Method Investments” or "EMI"). Unless otherwise stated or the context otherwise indicates, all references to “MPLX”, “the Partnership”, “we”, “our”, “us”, or similar expressions refer to MPLX LP and its subsidiaries. References to "MPC", refer to Marathon Petroleum Corporation and its subsidiaries, other than the Partnership. The pro forma financial statements have been prepared based on certain pro forma adjustments to the consolidated financial statements included in our Current Report on Form 8-K filed with the SEC on May 1, 2017. These pro forma financial statements should be read in conjunction with such historical consolidated financial statements, including the related consolidated financial statement notes. The pro forma financial statements have been prepared in accordance with Article 11 of the SEC’s Regulation S-X.

On September 1, 2017, we entered into a Membership Interests and Shares Contributions Agreement (the “Contributions Agreement”) with MPLX Logistics Holdings LLC, MPLX Holdings Inc., MPLX GP LLC, (the "General Partner") and MPC Investment LLC, all of which are wholly-owned subsidiaries of MPC. Pursuant to the Contributions Agreement, we agreed to acquire the Equity Method Investments held by indirect wholly-owned subsidiaries of MPC for cash consideration of $420 million (the “Cash Consideration”) and equity consideration in the form of common units and general partner units with a fair value of $630 million (the “Equity Consideration”), for total consideration of $1.05 billion (the “Acquisition”).

The pro forma financial statements assume the issuance of 18,628,930 common units of the Partnership to MPC and the issuance of 380,182 general partner units of the Partnership to our General Partner. The actual allocation of Equity Consideration will be determined at the closing of the Acquisition, with the number of general partner units issued being that number required for the General Partner to maintain its two percent general partner interest in the Partnership. We plan to fund the Cash Consideration, along with associated offering and transaction costs, by drawing on our existing revolver.

The Equity Method Investments acquired by MPLX consist of the following:

•
SAX Interest - all of the membership interests of Lincoln Pipeline LLC, which holds a 35 percent interest in Illinois Extension Pipeline Company, L.L.C., which owns and operates a 168-mile, 24-inch diameter oil pipeline from Flanagan, Illinois to Patoka, Illinois. The pipeline system has a capacity of 300,000 barrels per day (“Bpd”), as well as additional tankage and two pump stations, collectively referred to as the Southern Access Extension or SAX. The pipeline system was operational in December 2015.

•
LOOP Interest - all of the membership interests of MPL Louisiana Holdings LLC, which holds a 40.7 percent interest in LOOP LLC (“LOOP”), which owns and operates midstream crude oil infrastructure, including a deep water oil port offshore of Louisiana, pipelines and onshore storage facilities. The deep water oil port offloads crude oil from crude carrying marine vessels destined for onshore storage and pipeline transport to the LOCAP LLC (“LOCAP”), an affiliate pipeline system, and other connecting carriers for onward delivery to refineries on the U. S. Gulf Coast and the Midwest regions. Additionally, LOOP receives and stores oil for onward transport from various other pipeline connections.

•
LOCAP Interest - a 58.52 percent ownership interest in LOCAP, which owns and operates a federally regulated crude oil pipeline and tank facility in St. James, Louisiana that distributes oil received from LOOP storage facilities and other connecting pipelines to nearby refineries and into the mid-continent of the United States.

•
Explorer Interest - a 24.51 percent ownership interest in Explorer Pipeline Company, which owns and operates a 1,830-mile refined products pipeline that transports products from the U.S. Gulf Coast to the Midwest, with a current capacity of 660,000 Bpd.

The Equity Method Investments will be recorded by the Partnership at MPC’s historical cost, as the Acquisition is between entities under common control. The pro forma adjustments are based on currently available information and certain estimates and assumptions; actual adjustments may differ from the pro forma adjustments. However, our management believes the assumptions

MPLX LP
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

are reasonable for presenting the significant effects of the Acquisition, and that the pro forma adjustments give appropriate effect to those assumptions, are factually supportable, and are properly applied in the pro forma financial statements.

The MPLX LP unaudited pro forma consolidated balance sheet as of June 30, 2017 has been prepared to give effect to the Acquisition as if it had occurred on June 30, 2017. The MPLX LP unaudited pro forma consolidated statements of income for each of the three-year period ended December 31, 2016 and the six months ended June 30, 2017 have been prepared to give effect to the Acquisition as if it had occurred on January 1, 2014. For the purposes of these unaudited pro forma consolidated financial statements, the Equity Consideration described above is based on the simple average of the ten day trading volume weighted average New York Stock Exchange price of a common unit for the ten trading days ending on August 28, 2017. On December 4, 2015, MarkWest Energy Partners, L.P. ("MWE") merged with a wholly-owned subsidiary of MPLX (the "MarkWest Merger"). The operating results of MWE for the period of December 4, 2015 through December 31, 2015, are included in the MPLX LP historical consolidated statement of income for the year ended December 31, 2015. The MPLX LP unaudited pro forma consolidated statement of income for the year ended December 31, 2015 does not reflect the MarkWest Merger as of January 1, 2015. Pro forma financial information related to the MarkWest Merger is included in our Current Report on Form 8-K filed with the SEC on December 4, 2015.

MPLX LP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
SIX MONTHS ENDED JUNE 30, 2017

(In millions, except per unit data)	MPLX LP Historical	EMI Historical (a)	EMI Pro Forma Adjustments		MPLX LP Pro Forma
Revenues and other income:
Service revenue	$546	$—	$—		$546
Service revenue - related parties	525	—	—		525
Rental income	139	—	—		139
Rental income - related parties	137	—	—		137
Product sales	394	—	—		394
Product sales - related parties	4	—	—		4
Gain on sale of assets	1	—	—		1
Income from equity method investments	6	63	—		69
Other income	3	—	—		3
Other income - related parties	47	—	—		47
Total revenues and other income	1,802	63	—		1,865
Costs and expenses:
Cost of revenues (excludes items below)	252	—	—		252
Purchased product costs	271	—	—		271
Rental cost of sales	25	—	—		25
Rental cost of sales - related parties	1	—	—		1
Purchases - related parties	216	—	—		216
Depreciation and amortization	351	—	—		351
General and administrative expenses	115	—	—		115
Other taxes	26	—	—		26
Total costs and expenses	1,257	—	—		1,257
Income from operations	545	63	—		608
Interest expense	140	—	6	(b)	146
Other financial costs	25	—	—		25
Income (loss) before income taxes	380	63	(6)		437
Provision for income taxes	2	—	—	(g)	2
Net income (loss)	378	63	(6)		435
Less: Net income attributable to noncontrolling interests	2	—	—		2
Less: Net income attributable to Predecessor	36	—	—		36
Net income (loss) attributable to MPLX LP	340	63	(6)		397
Less: Preferred unit distributions	33		—		33
Less: General partner’s interest in net income attributable to MPLX LP	136		3	(h)	139
Limited partners’ interest in net income attributable to MPLX LP	$171		$54		$225
Per Unit Data (Note 3)
Net income attributable to MPLX LP per limited partner unit:
Common - basic	$0.46				$0.57
Common - diluted	0.46				0.57
Weighted average limited partner units outstanding:
Common - basic	370		19		389
Common - diluted	374		19		393

See Notes to the Unaudited Pro Forma Consolidated Financial Statements.

MPLX LP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2016

(In millions, except per unit data)	MPLX LP Historical	EMI Historical (a)	EMI Pro Forma Adjustments		MPLX LP Pro Forma
Revenues and other income:
Service revenue	$958	$—	$—		$958
Service revenue - related parties	936	—	—		936
Rental income	298	—	—		298
Rental income - related parties	235	—	—		235
Product sales	572	—	—		572
Product sales - related parties	11	—	—		11
Gain on sale of assets	1	—	—		1
(Loss) income from equity method investments	(74)	114	—		40
Other income	6	—	—		6
Other income - related parties	86	—	—		86
Total revenues and other income	3,029	114	—		3,143
Costs and expenses:
Cost of revenues (excludes items below)	454	—	—		454
Purchased product costs	448	—	—		448
Rental cost of sales	57	—	—		57
Rental cost of sales - related parties	1	—	—		1
Purchases - related parties	388	—	—		388
Depreciation and amortization	591	—	—		591
Impairment expense	130	—	—		130
General and administrative expenses	227	—	—		227
Other taxes	50	—	—		50
Total costs and expenses	2,346	—	—		2,346
Income from operations	683	114	—		797
Related party interest and other financial (income) costs	1	—	—		1
Interest expense	210	—	11	(b)	221
Other financial costs	50	—	—		50
Income (loss) before income taxes	422	114	(11)		525
(Benefit) provision for income taxes	(12)	—	2	(g)	(10)
Net income (loss)	434	114	(13)		535
Less: Net income attributable to noncontrolling interests	2	—	—		2
Less: Net income attributable to Predecessor	199	—	—		199
Net income attributable to MPLX LP	233	114	(13)		334
Less: Preferred unit distributions	41		—		41
Less: General partner’s interest in net income attributable to MPLX LP	191		9	(h)	200
Limited partners’ interest in net income attributable to MPLX LP	$1		$92		$93
Per Unit Data (Note 3)
Net income attributable to MPLX LP per limited partner unit:
Common - basic	$—				$0.25
Common - diluted	—				0.25
Weighted average limited partner units outstanding:
Common - basic	331		19		350
Common - diluted	338		19		357

See Notes to the Unaudited Pro Forma Consolidated Financial Statements.

MPLX LP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2015

(In millions, except per unit data)	MPLX LP Historical	EMI Historical (a)	EMI Pro Forma Adjustments		MPLX LP Pro Forma
Revenues and other income:
Service revenue	$130	$—	$—		$130
Service revenue - related parties	701	—	—		701
Rental income	20	—	—		20
Rental income - related parties	146	—	—		146
Product sales	36	—	—		36
Product sales - related parties	1	—	—		1
Income (loss) from equity method investments	3	70	—		73
Other income	6	—	—		6
Other income - related parties	58	—	—		58
Total revenues and other income	1,101	70	—		1,171
Costs and expenses:
Cost of revenues (excludes items below)	247	—	—		247
Purchased product costs	20	—	—		20
Rental cost of sales	11	—	—		11
Rental cost of sales - related parties	1	—	—		1
Purchases - related parties	172	—	—		172
Depreciation and amortization	129	—	—		129
Impairment expense	—	—	—		—
General and administrative expenses	125	—	—		125
Other taxes	15	—	—		15
Total costs and expenses	720	—	—		720
Income from operations	381	70	—		451
Debt retirement expense	—	—	—		—
Interest expense	35	—	11	(b)	46
Other financial costs	12	—	—		12
Income (loss) before income taxes	334	70	(11)		393
Provision (Benefit) for income taxes	1	—	—	(g)	1
Net income (loss)	333	70	(11)		392
Less: Net income attributable to noncontrolling interests	1	—	—		1
Less: Net income attributable to Predecessor	176	—	—		176
Net income (loss) attributable to MPLX LP	156	70	(11)		215
Less: General partner’s interest in net income attributable to MPLX LP	57		6	(h)	63
Limited partners’ interest in net income attributable to MPLX LP	$99		$53		$152
Per Unit Data (Note 3)
Net income attributable to MPLX LP per limited partner unit:
Common - basic	$1.23				$1.44
Common - diluted	1.22				1.43
Subordinated - basic and diluted	0.11				0.51
Weighted average limited partner units outstanding:
Common - basic	79		19		98
Common - diluted	80		19		99
Subordinated - basic and diluted	18		—		18
See Notes to the Unaudited Pro Forma Consolidated Financial Statements.

MPLX LP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2014

(In millions, except per unit data)	MPLX LP Historical	EMI Historical (a)	EMI Pro Forma Adjustments		MPLX LP Pro Forma
Revenues and other income:
Service revenue	$70	$—	$—		$70
Service revenue - related parties	662	—	—		662
Rental income	—	—	—		—
Rental income - related parties	15	—	—		15
Product sales	—	—	—		—
Product sales - related parties	—	—	—		—
Income from equity method investments	—	61	—		61
Other income	6	—	—		6
Other income - related parties	40	—	—		40
Total revenues and other income	793	61	—		854
Costs and expenses:
Cost of revenues (excludes items below)	228	—	—		228
Purchased product costs	—	—	—		—
Rental cost of sales	1	—	—		1
Rental cost of sales - related parties	—	—	—		—
Purchases - related parties	153	—	—		153
Depreciation and amortization	75	—	—		75
Impairment expense	—		—		—
General and administrative expenses	81	—	—		81
Other taxes	10	—	—		10
Total costs and expenses	548	—	—		548
Income from operations	245	61	—		306
Debt retirement expense	—	—	—		—
Related party interest and other financial costs	—	—	—		—
Interest expense	4	—	11	(b)	15
Other financial costs	1	—	—		1
Income (loss) before income taxes	240	61	(11)		290
Provision for income taxes	1	—	—	(g)	1
Net income (loss)	239	61	(11)		289
Less: Net income attributable to noncontrolling interests	57	—	—		57
Less: Net income attributable to Predecessor	61	—	—		61
Net income (loss) attributable to MPLX LP	121	61	(11)		171
Less: General partner’s interest in net income attributable to MPLX LP	6		2	(h)	8
Limited partners’ interest in net income attributable to MPLX LP	$115		$48		$163
Per Unit Data (Note 3)
Net income attributable to MPLX LP per limited partner unit:
Common - basic	$1.55				$1.65
Common - diluted	1.55				1.64
Subordinated - basic and diluted	1.50				1.65
Weighted average limited partner units outstanding:
Common - basic	37		19		56
Common - diluted	37		19		56
Subordinated - basic and diluted	37		—		37
See Notes to the Unaudited Pro Forma Consolidated Financial Statements.

MPLX LP
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2017

(In millions)	MPLX LP Historical	EMI Historical (a)	EMI Pro Forma Adjustments		MPLX LP Pro Forma
Assets
Current assets:
Cash and cash equivalents	$293	$—	$420	(b)	$293
			(420)	(c)
Receivables, net	284	—	—		284
Receivables - related parties	173	—	—		173
Inventories	62	—	—		62
Other current assets	31	—	—		31
Total current assets	843	—	—		843
Equity method investments	3,368	644	—		4,012
Property, plant and equipment, net	11,638	—	—		11,638
Intangibles, net	473	—	—		473
Goodwill	2,245	—	—		2,245
Long-term receivables - related parties	16	—	—		16
Other noncurrent assets	18	—	—		18
Total assets	$18,601	$644	$—		$19,245
Liabilities
Current liabilities:
Accounts payable	$144	$—	$—		$144
Accrued liabilities	178	—	—		178
Payables - related parties	93	—	—		93
Deferred revenue	3	—	—		3
Deferred revenue - related parties	39	—	—		39
Accrued property, plant and equipment	171	—	—		171
Accrued taxes	39	—	—		39
Accrued interest payable	94	—	—		94
Other current liabilities	29	—	—		29
Total current liabilities	790	—	—		790
Long-term deferred revenue	26	—	—		26
Long-term deferred revenue - related parties	33	—	—		33
Long-term debt	6,666	—	420	(b)	7,086
Deferred income taxes	7	—	—	(g)	7
Deferred credits and other liabilities	170	—	—		170
Total liabilities	7,692	—	420		8,112
Commitments and contingencies
Redeemable preferred units	1,000	—	—		1,000
Equity
Common unitholders - public	8,360	—	—		8,360
Class B unitholders	133	—	—		133
Common unitholder - MPC	1,161	—	617	(d)	1,778
Common unitholder - GP	351	—	13	(d)	364
General partner - MPC	(242)	—	(406)	(e)	(648)
Net investment	—	644	(644)	(f)	—
Total MPLX LP partners’ capital	9,763	644	(420)		9,987
Noncontrolling interest	146	—	—		146
Total equity	9,909	644	(420)		10,133
Total liabilities, preferred units and equity	$18,601	$644	$—		$19,245
See Notes to Unaudited Pro Forma Consolidated Financial Statements.

MPLX LP
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Except as noted within the context of each footnote, the dollar amounts presented in the tabular data within these footnotes are stated in millions of dollars.

1. Basis of Pro Forma Presentation

The accompanying unaudited pro forma consolidated financial information is intended to reflect the impact of the Acquisition on MPLX's consolidated financial statements and presents the pro forma consolidated financial position and results of operations of MPLX based on its historical financial statements and the financial statements related to the SAX Interest, LOOP Interest, LOCAP Interest and Explorer Interest, incorporated by reference in this Current Report on Form 8-K, after giving effect to the Acquisition and pro forma adjustment as described in these notes. Pro forma adjustments are included only to the extent they are (i) directly attributable to the Acquisition, (ii) factually supportable and (iii) with respect to the unaudited pro forma consolidated statements of income, expected to have a continuing impact on the consolidated results. Certain items included in the historical consolidated financial statements of MPLX LP were not adjusted for in these unaudited pro forma consolidated financial statements, as they were not directly related to the Acquisition.

The unaudited pro forma consolidated balance sheet as of June 30, 2017 has been prepared to give effect to the Acquisition as if it had occurred on June 30, 2017. The unaudited pro forma consolidated statements of income for the three-year period ended December 31, 2016 and the six months ended June 30, 2017 have been prepared to give effect to the Acquisition as if it had occurred on January 1, 2014.

2. Pro Forma Adjustments to the Unaudited Consolidated Financial Statements

Equity Method Investments

(a)
Adjustments reflect the acquisition of the SAX Interest of $298 million, the LOOP Interest of $229 million, the LOCAP Interest of $23 million, and the Explorer Interest of $94 million, totaling $644 million at MPC's historical cost as of June 30, 2017. Adjustments also reflect the associated equity income for the periods presented. The Partnership’s accounting policy is to record its share of the results of the Equity Method Investments, and any related amortization expense and related tax impact, one month in arrears within Income from Equity Method Investments in the consolidated statements of income. The equity earnings are as follows:

(in millions)	Six Months Ended June 30, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
SAX Interest (1)	12	25	—	—
LOOP Interest	30	45	34	36
LOCAP Interest	7	12	11	8
Explorer Interest	14	32	25	17
Income from equity method investments	$63	$114	$70	$61
(1) The pipeline was placed into service in December 2015.

(b)
Adjustment to reflect proceeds from MPLX's borrowings of $420 million under the bank revolving credit facility, which bears interest at 2.70 percent and is due 2022, intended to fund the Cash Consideration of the Acquisition. Adjustment to reflect the associated interest expense of $6 million for the six months ended June 30, 2017 and $11 million for each of the years ended December 31, 2016, 2015 and 2014.

(c)	Adjustment to reflect the $420 million cash payment made to MPC in connection with the Acquisition.

(d)
Adjustment to reflect the issuance of 18,628,930 common units and 380,182 general partner units to MPC in connection with the Acquisition. Pro forma equity adjustments include increases to common unitholder - MPC and General partner - MPC of $617 million and $13 million, respectively.

(e)
The Partnership recorded its acquired interest in the Equity Method Investments at their historical carrying values and the excess consideration paid over the historical carrying values as a decrease to general partner equity. The unaudited pro forma consolidated balance sheet reflects a decrease in General partner - MPC equity of $406 million; which includes $1.05 billion total fair value consideration less the Equity Method Investments' combined historical carrying value of $644 million.

(f)	Adjustment to reflect the elimination of MPC's combined net investment in the SAX Interest, LOOP Interest, LOCAP Interest, and Explorer Interest at June 30, 2017, of $644 million.

(g)
Adjustment to reflect the estimated additional provision of $2 million for the year ended December 31, 2016 for income taxes associated with the Acquisition. There are no tax consequences related to the Equity Method Investments' for the six months ended June 30, 2017 or the years ended December 31, 2015 or 2014.

(h)
Adjustment to reflect the net income attributable to the general partner, including distributions related to the General Partner's IDRs, to give effect to the Acquisition. The adjustment reflects the combined MPLX and the Equity Method Investments' historical cash distributions allocated per the terms of MPLX's partnership agreement.

3. Pro Forma Net Income per Limited Partner Unit

The pro forma basic and diluted net income per limited partner unit is determined by dividing the limited partners' interests in pro forma net income attributable to MPLX by the weighted-average number of common units outstanding for the period. As there is more than one class of participating securities, the two-class method is used when calculating the net income per unit applicable to limited partners. The classes of securities in the calculation include common units, class B units, subordinated units, general partner units, certain equity-based compensation awards and IDRs. Presented in the tables below, all newly issued units in connection with the Acquisition were assumed to have been outstanding since January 1, 2014. Additionally, net income attributable to the General Partner, IDRs and limited partners was adjusted per the pro forma adjustments; and the pro forma basic and diluted weighted average number of common units equals the actual weighted average number of common units outstanding for each of the periods presented, plus the amount of assumed newly issued units.

(in millions; except exchange ratio)	Six Months Ended June 30, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Common Units per the Contributions Agreement - basic	19	19	19	19
MPLX weighted average common units outstanding - basic	370	331	79	37
Pro forma MPLX weighted average common units outstanding - basic	389	350	98	56

Common Units per the Contributions Agreement - diluted	19	19	19	19
MPLX weighted average common units outstanding - diluted	374	338	80	37
Pro forma MPLX weighted average common units outstanding - diluted	393	357	99	56

	June 30, 2017
(in millions; except per unit data)	General Partner	Limited Partners' Common Units	Total
Basic and diluted earnings per unit:
Allocation of earnings:
Income attributable to MPLX LP			$397
Distribution declared on Preferred units			33
Income allocated to participating securities			—
Income available to unitholders			$364

Pro forma distributions declared (including IDRs)	$145	$427	$572
Pro forma distributions greater than net income
attributable to MPLX LP	(4)	(204)	(208)
Net income attributable to MPLX LP
unitholders - basic	$141	$223	$364

Pro forma weighted average units outstanding - basic		389
Pro forma weighted average units outstanding - diluted		393
Pro forma net income attributable to MPLX LP per
Limited partner unit - basic		$0.57
Pro forma net income attributable to MPLX LP per
Limited partner unit - diluted		$0.57

	December 31, 2016
(in millions; except per unit data)	General Partner	Limited Partners' Common Units	Total
Basic and diluted earnings per unit:
Allocation of earnings:
Income attributable to MPLX LP			$334
Distribution declared on Preferred units			41
Income allocated to participating securities			1
Income available to unitholders			$292

Pro forma distributions declared (including IDRs)	$217	$731	$948
Pro forma distributions greater than net income
attributable to MPLX LP	(13)	(643)	(656)
Net income attributable to MPLX LP
unitholders - basic	$204	$88	$292

Pro forma weighted average units outstanding - basic		350
Pro forma weighted average units outstanding - diluted		357
Pro forma net income attributable to MPLX LP per
Limited partner unit - basic		$0.25
Pro forma net income attributable to MPLX LP per
Limited partner unit - diluted		$0.25

	December 31, 2015
(in millions; except per unit data)	General Partner	Limited Partners' Common Units	Limited Partner Subordinated Units	Total
Basic and diluted earnings per unit:
Allocation of earnings:
Income attributable to MPLX LP				$215
Income allocated to participating securities				1
Income available to unitholders				$214

Pro forma distributions declared (including IDRs)	$68	$257	$31	$356
Pro forma distributions greater than net income
attributable to MPLX LP	(3)	(117)	(22)	(142)
Net income attributable to MPLX LP
unitholders - basic	$65	$140	$9	$214

Pro forma weighted average units outstanding - basic		98	18
Pro forma weighted average units outstanding - diluted		99	18
Pro forma net income attributable to MPLX LP per
Limited partner unit - basic		$1.44	$0.51
Pro forma net income attributable to MPLX LP per
Limited partner unit - diluted		$1.43	$0.51

	December 31, 2014
(in millions; except per unit data)	General Partner	Limited Partners' Common Units	Limited Partner Subordinated Units	Total
Basic and diluted earnings per unit:
Allocation of earnings:
Income attributable to MPLX LP				$171
Income allocated to participating securities				—
Income available to unitholders				$171

Pro forma distributions declared (including IDRs)	$7	$81	$52	$140
Pro forma undistributed net income
attributable to MPLX LP	11	11	9	31
Net income attributable to MPLX LP
unitholders - basic	$18	$92	$61	$171

Pro forma weighted average units outstanding - basic		56	37
Pro forma weighted average units outstanding - diluted		56	37
Pro forma net income attributable to MPLX LP per
Limited partner unit - basic		$1.65	$1.65
Pro forma net income attributable to MPLX LP per
Limited partner unit - diluted		$1.64	$1.65